EXHIBIT 10.2

SECURITY AGREEMENT

THIS  SECURITY  AGREEMENT  (this  "Agreement")  is  made  as  of July 27, 2015 between CrowdGather, Inc., a Nevada corporation   (the "Company") and each of the parties executing below as a secured party (collectively, the "Secured Party").

RECITALS

A.             Company  has  issued notes or may issue subsequently  to  the  Secured  Party  secured  promissory  notes  (the  "Notes" and each a "Note")  in the aggregate principal amount of up to Two Million Dollars ($2,000,000).

B.           In order to induce each Secured Party to acquire the Notes from Company, Company has agreed, among other things, to execute this Agreement.

NOW, THEREFORE,  in consideration of the agreements herein and in reliance upon the representations and warranties set forth herein and therein, the parties agree as follows:

ARTICLE 1.

DEFINED TERMS

1.1          DEFINITIONS.   Unless otherwise defined herein or unless the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Uniform Commercial Code  in  effect  in  the  State  of  California  (the  "UCC").    In  addition,  the  following  terms  when  used  in  this Agreement, including its preamble and recitals, shall have the following meanings:

"Transaction Documents" means (a) this Agreement, (b) each of the Notes, and (c) the UCC-1 filed in connection herewith.

"Obligations"  means the payment and performance obligations of Company under any of the Transaction

Documents.

ARTICLE 2.

SECURITY INTEREST

2.1          GRANT OF SECURITY INTEREST.  To secure the timely payment and performance in full of the Obligations, Company does hereby assign, grant and pledge to the Secured Party all of the estate, right, title and interest of Company in and to the collateral as more fully described on  Exhibit A hereto, whether now owned or later acquired or created, and including all proceeds of the collateral, whether cash or non-cash (the "Collateral").

2.2           FINANCING STATEMENTS.

(a)          Company hereby authorizes each Secured Party to file this Agreement and all financing statements,   continuation   statements,   amendments,   assignments,   collateral   assignments,   certificates,   and  other documents and instruments with respect to the Collateral pursuant to the UCC and otherwise in any jurisdiction and with any filing  offices  (whether  state, federal  or foreign)  as may be necessary  or reasonably  requested  by such Secured  Party  to perfect,  or from  time to time to publish  notice  of, or continue  or renew,  the security  interests granted hereby (including, such financing statements, continuation statements, certificates, and other documents as may be necessary  or reasonably  requested to perfect a security interest in any additional property  rights hereafter acquired by Company or in any replacements, products or proceeds thereof), in each case in form and substance satisfactory to such Secured Party.

(b)          Company will pay the cost of filing such financing statements relating to it in all public offices where filing is necessary or reasonably requested by each Secured Party and will pay any and all recording, transfer or filing taxes that may be due in connection with any such filing.

(c)         Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as each Secured  Party may reasonably  determine  is necessary,  advisable  or prudent  to ensure  the perfection  of the security interest in the Collateral granted to such Secured Party herein.

ARTICLE 3.

REPRESENTATIONS  AND WARRANTIES OF DEBTOR

Company  makes the following  representations  and warranties  to and in favor of Secured Party as of the date hereof.  All of these representations and warranties shall survive the execution and delivery of this Agreement:

3.1           OFFICES, LOCATION OF COLLATERAL.  The chief executive office or chief place of business of Company is located at 20300 Ventura Blvd. Suite 330, Woodland Hills, California 91364.

3.2          TITLE AND LIENS.  Company has good, valid, and marketable title to its respective portion of the Collateral,  free  from  all liens  and  encumbrances  of any  kind,  except  for (i) normal  and  customary  state  or municipal  impositions  not yet due and payable, and (ii) purchase money security interests incurred in the normal course of business.  As a result of this Agreement, Secured Party will together have a senior priority security interest in the Collateral, subordinate to no other security interest.

ARTCLE 4. COVENANTS OF DEBTOR

Company covenants to and in favor of Secured Party as follows:

4.1          COMPLIANCE  WITH OBLIGATIONS.   Company  shall perform and comply in all material respects with all obligations and conditions on its part to be performed with respect to the Collateral.

4.2          EVENTS OF DEFAULT.   Company shall give to Secured Party prompt notice of any material default with respect to the Collateral of which Company has knowledge or has received notice.

4.3          PRESERVATION   OF  VALUE;  LIMITATION  OF  LIENS.    Company  shall  not  take  any action in connection with the Collateral which would impair in any material respect the respective interests or rights of Secured  Party  therein  or with  respect  thereto,  except  as expressly  permitted  hereby;  provided,  however,  that nothing in this Agreement  shall prevent Company,  prior to the exercise by Secured Party of any of its respective rights pursuant  to the terms hereof,  from  undertaking  Company's  operations  in the ordinary  course  of business. Company shall not directly or indirectly create, incur, assume or suffer to exist any liens on or with respect to all or any part of the Collateral senior to or pari passu with the liens created by this Agreement, except for the Permitted Encumbrances.    Company  shall at its own cost and expense  promptly  take such action  as may be necessary  to discharge any such liens.

4.4          MAINTENANCE  OF RECORDS.    Company  shall,  at all times,  keep accurate  and complete records of its respective portion of the Collateral.   Company shall permit representatives of Secured Party, upon reasonable  prior notice, at any time during normal business hours of the Company  to inspect and make abstracts from Company's books and records pertaining to the Collateral.  Upon the occurrence and during the continuation of any Event of Default, at Secured Party's request, Company shall promptly deliver copies of any and all such records to Secured Party.

4.5          PAYMENT  OF  TAXES.    Company  shall  pay  or cause  to be paid,  before  any  fine,  penalty, interest  or cost  attaches  thereto,  all taxes,  assessments  and  other  governmental  or non-governmental  charges  or levies (other than those taxes that it is contesting  in good faith and by appropriate  proceedings,  and in respect of which it has established adequate reserves for such taxes) now or hereafter assessed or levied against the Collateral pledged  by it hereunder  and shall retain copies  of, and, upon request,  permit  Secured  Party to examine  receipts showing payment of any of the foregoing.

4.6  NAME; JURISDICTION  OF ORGANIZATION.   Company shall give Secured Party at least 30 days prior written notice before Company changes its name, jurisdiction of organization or entity type and shall at the expense of Company  execute and deliver such instruments  and documents  as may be required by Secured Party or applicable legal requirements to maintain their senior perfected security interests in the Collateral subject to the Permitted Encumbrances.

4.7          PROCEEDS  OF COLLATERAL.   Company shall, at all times, keep pledged to Secured Party pursuant hereto all Collateral and all dividends, distributions, interest, principal and other proceeds received by the Company with respect thereto, and all other Collateral and other securities, instruments,  proceeds and rights from time to time received by or distributable to Company in respect of any Collateral, and shall not permit any issuer of such Collateral  to issue any shares of stock or other equity interests which shall not have been immediately  duly pledged to Secured Party hereunder.

ARTICLE 5. RIGHTS AND REMEDIES

5.1          EVENT OF DEFAULT  DEFINED.   Any breach of the provisions of this Agreement which is not cured within fifteen calendar (15) days of written notice from Secured Party or any event of default under any of the Transaction Documents following expiration of any applicable notice and grace periods as described in the Transaction Documents will constitute an "Event of Default" hereunder.

5.2           REMEDIES UPON EVENT OF DEFAULT.

(a)            During  any  period  during  which  an  Event  of  Default  shall  have  occurred  and  be continuing, Secured Party may (but shall be under no obligation to), directly or by using agent or broker:

under the UCC;

(i)             proceed  to protect  and  enforce  the rights  vested  in it by this Agreement  and

(ii)          cause  all  moneys  and  other  property  pledged  as  security  to  be  paid  and/or delivered directly to it, and demand, sue for, collect and receive any such moneys and property;

(iii)         cause any action at law or suit in equity or other proceeding to be instituted and prosecuted to collect or enforce any Obligations of Company or rights included in the Collateral, or for specific enforcement of any covenant or agreement contained herein, or in aid of the exercise of any power therein or herein granted,  or for any foreclosure  hereunder  and sale under a judgment  or decree  in any judicial  proceeding,  or to enforce any other legal or equitable right vested in it by this Agreement or by law;

(iv)         foreclose  or enforce  any  other  agreement  or other  instrument  by or under  or pursuant to which the Obligations of any Company are issued or secured;

(v)          subject  to Section  5.2(b),  sell, lease or otherwise  dispose  of any or all of the Collateral, in one or more transactions, at such prices as Secured Party may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell, lease or otherwise dispose of, or of time or place of disposition (except such notice as is required by applicable statute and cannot be waived), it being agreed that Secured Party may be purchasers or lessees on their own behalf at any such sale and that Secured Party or anyone else who may be the purchaser, lessee or recipient for value of any or all of the Collateral so disposed of shall, upon such disposition, acquire all of Company's rights therein.  Secured Party may adjourn any public or private sale or cause the same to be adjourned  from time to time by announcement  at the time and place fixed for the same, and such sale may, without further notice or publication,  be made at any time or place to which the same may be so adjourned.   If Secured  Party sells any of the Collateral  upon credit,  after reasonable  inquiry  as to the credit worthiness  of the purchaser, Company will be credited only with payments actually made by the purchaser, received by Secured Party and applied to the indebtedness of the purchaser.   In the event the purchaser fails to pay for the Collateral, Secured Party may resell the Collateral and Company shall be credited with the proceeds of the sale;

(vi)        incur expenses, including reasonable attorneys' fees, consultants' fees, and other costs appropriate to the exercise of any right or power under this Agreement;

(vii)        perform  any obligation  of Company  hereunder  and make payments,  purchase, contest or compromise any encumbrance, charge, or lien, and pay taxes and expenses;

(viii)       make any reasonable compromise or settlement deemed desirable with respect to any or all of the Collateral and extend the time of payment, arrange for payment installments, or otherwise modify the terms of, any or all of the Collateral;

(ix)            secure the appointment of a receiver of any or all of the Collateral;

(x)          exercise  any  other  or  additional  rights  or  remedies  granted  to  Secured  Party under any other provision of this Agreement or exercisable by a secured party under the UCC, whether or not the UCC applies to the affected Collateral, or under any other applicable law and take any other action which Secured Party deem necessary  or desirable  to protect or realize  upon their security  interests  in the Collateral  or any part thereof; and/or

(xi)         appoint a third party (who may be an employee, officer or other representative of Secured Party) to do any of the foregoing, or take any other action permitted hereunder, on behalf of  Secured Party.

(b)          If, pursuant to any law, prior notice of any action described in Section 5.2(a) is required to be given to Company,  Company  hereby acknowledges  that the minimum  time required  by such law, or if no minimum is specified, ten days, shall be deemed a reasonable notice period.

(c)          Any  action  or proceeding  to enforce  this  Agreement  may  be  taken  by  Secured  Party either in a Company's name or in Secured Party's name, as Secured Party may deem necessary.

           (i)    All  rights  of  marshalling  of  assets  of  Company,  including  any  such  right  with respect to the Collateral, are hereby waived by Company.

           (ii) Secured  Party  shall incur  no liability  as a result  of the sale of any or all of the Collateral   at   any   private   sale pursuant   to   Section 5.2(a)   conducted   in   a commercially  reasonable  manner.    Company  hereby  waives  any  claims  against Secured Party arising by reason of the fact that the price at which any or all of the Collateral  may have been sold at such a private sale was less than the price that might have obtained at a public sale or was less than the aggregate amount of the Obligations, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

5.3          ATTORNEY-IN-FACT.    Upon  the  occurrence  and  during  the  continuation  of  an  Event  of Default,   the   Company   hereby   irrevocably   constitutes   and   appoints   Secured   Party   as  its  true   and   lawful attorney-in-fact to enforce all rights of such Company with respect to the Collateral, including the right to give appropriate receipts, releases and satisfactions for and on behalf of and in the name of the Company or, at the option of Secured Party, in the name of Secured Party, with the same force and effect as the Company  could do if this Agreement had not been made.  If Secured Party shall so elect after the occurrence and during the continuation of an Event of Default hereunder, Secured Party shall have the right at all times to settle, compromise, adjust, or liquidate all claims or disputes directly with the Company or any obligor of the Company upon such terms and conditions as Secured  Party  may  determine  in  its  sole  discretion,  and  to  charge  all  costs  and  expenses  thereof  (including reasonable  attorneys' fees and charges) to the Company's  account and to add them to the Obligations  whereupon such costs and expenses shall be and become part of the Obligations.   This power of attorney is a power coupled with an interest and shall be irrevocable.

5.4        EXPENSES: INTEREST.  All costs and expenses (including reasonable attorneys' fees and expenses) incurred by Secured Party in connection with exercising any actions taken under Article 5, together with interest thereon (to the extent permitted by law) computed at a rate of 10% per annum (or if less, the maximum rate permitted by law) from the date on which such costs or expenses are invoiced to and become payable by Company, to the date of payment thereof, shall constitute part of the Obligations secured by this Agreement and shall be paid by Company to Secured Party within 10 days after written demand.

5.5          NO IMPAIRMENT OF REMEDIES.  If under applicable law, Secured Party proceeds by either judicial foreclosure or by non-judicial sale or enforcement, Secured Party may, at its sole option, determine which of its remedies or rights to pursue without affecting any of its respective rights and remedies under this Agreement.  If, by exercising any right and remedy, Secured Party forfeits any of its other rights or remedies, including any right to enter a deficiency judgment against Company or any third party (whether because of any applicable law pertaining to "election of remedies" or the like), Company nevertheless hereby consents to such action by Secured Party.  To the extent permitted by applicable law, Company also waives any claim based upon such action, even if such action by Secured  Party results  in a full or partial  loss of any rights of subrogation,  indemnification  or reimbursement which Company might otherwise have had but for such action by Secured Party or the terms herein.  Any election of remedies  which  results  in the denial or impairment  of the right of Secured  Party to seek a deficiency  judgment against any third party shall not, to the extent permitted by applicable law, impair Company's obligations hereunder. If Secured Party bids at any foreclosure or trustee's sale or at any private sale permitted by law or this Agreement, Secured Party may bid all or less than the amount of the Obligations.  To the extent permitted by applicable law, the amount of the successful  bid at any such sale, whether Secured Party or any other party is the successful  bidder, shall be conclusively  deemed  to be the fair market value of the Collateral  and any deficiency  between  such bid amount  and  the  remaining  balance  of  the  Obligations  shall  be  conclusively  deemed  to  be  the  amount  of  the Obligations.

ARTICLE 6. CERTAIN WAIVERS

6.1          MODIFICATION  OF OBLIGATIONS.    Company's  liability hereunder  shall not be reduced, limited, impaired, discharged or terminated if Secured Party at any time, without notice to or demand of Company (unless specifically required by the Transaction Documents):

(a)          renews, extends, accelerates,  or otherwise  changes the time, place, manner or terms, or otherwise modifies any of the Obligations (including any payment terms);

(b)          extends or waives the time for Company's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Transaction Documents, or waives such performance or compliance or consents to a failure of, or departure from, such performance or compliance;

(c)          settles,   compromises,   releases   or   discharges,   or   accepts   or   refuses   any   offer   of performance with respect to, or substitutions for, any of the Obligations or any agreement relating thereto and/or subordinates the payment of the same to the payment of any other obligations;

(d)          requests  and  accepts  other  guaranties  of  any  of  the  Obligations  and  takes  and  holds security for the payment hereof or any of the Obligations;

(e)          releases,   surrenders,   exchanges,   substitutes,   compromises,   settles,  rescinds,   waives, alters, subordinates or modifies, with or without consideration,  any security for payment of any of the Obligations, any other guaranties of any of the Obligations, or any other obligation of any third party with respect to any of the Obligations;

(f)           to the extent permitted by law, enforces and applies any security, if any, now or hereafter held by or for the benefit  of Secured  Party in respect  hereof  or any of the Obligations  and directs  the order or manner  of  sale  thereof,  or  exercises  any  other  right  or  remedy  that  Secured  Party  may  have  against  any  such security,  in each  case  as Secured  Party  in its discretion  may  determine,  including  foreclosure  on any  collateral pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable; or

(g)            exercises any other rights available to it under any of the Transaction Documents, at law or in equity.

6.2          SECURITY  INTERESTS  ABSOLUTE.     All  rights  of  the  Secured  Party  and  the  security interests hereunder, and all obligations of Company hereunder, shall be absolute and unconditional irrespective of:

(a)          any  failure  or omission  to assert  or enforce  or agreement  or election  not to assert  or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under any of the Transaction Documents, at law, in equity or otherwise) with respect to any of the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of any of the Obligations;

(b)          any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, in any other Transaction Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for any of the  Obligations,  in  each  case,  whether  or  not  in  accordance  with  the  terms  hereof  or  any  other  Transaction Documents or any agreement relating to such other guaranty or security;

(c)          the application of payments received from any source to the payment of indebtedness of Company to Secured Party other than the Obligations, even though Secured Party might have elected to apply such payment to any part or all of the Obligations;

(d)          Secured  Party's  consent  to the change,  reorganization  or termination  of the corporate structure or existence of Company and to any corresponding restructuring of any of the Obligations;

(e)          any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Company as an obligor in respect of any of the Obligations;

(f)           any Obligations or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect

(g)            any  defenses,  set-offs  or  counterclaims  which  Company  may  allege  or  assert  against

Secured Party in respect of the Obligations; and

(h)            whether  Secured  Party  makes,  or  does  not  or  fails  to  make,  any  additional  loan  to

Company subsequent to the date hereof.

6.3          CERTAIN  WAIVERS.    Company  hereby  waives  any  and  all  defenses  afforded  to  a  surety, including promptness,  diligence, notice of acceptance  and any other notice with respect to any of the Obligations and this Agreement and any requirement that Secured Party protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against Company  or any other third party or entity or any collateral securing any of the Obligations, as the case may be.

6.4          POSTPONEMENT  OF SUBROGATION.   Company agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Agreement, by any payment made hereunder or otherwise,  while this Agreement  is in effect, unless such action is required to stay or prevent the running of any applicable statute of limitations.   Any amount paid to Company on account of any such subrogation rights prior to such time shall be held in trust for Secured Party and shall immediately be paid to Secured Party and credited and applied against the Obligations.   Any time after this Agreement has terminated and if Company has made payment to Secured Party of all of the Obligations, or if an action is required to stay or prevent the running of any applicable statute of limitations, then, at Company's request, Secured Party will execute and deliver to Company appropriate

documents  (without  recourse  and  without  representation   or  warranty)  necessary  to  evidence  the  transfer  by subrogation to Company of an interest in the Obligations resulting from such payment by Company.

ARTICLE 7. MISCELLANEOUS PROVISIONS

7.1          NOTICE.             All notices or other communications required or permitted to be given hereunder shall be made in writing and shall be considered given (a) when made if made by hand delivery, (b) one business day after being deposited with an overnight courier if made by a courier guaranteeing overnight delivery, (c) on the date indicated on the notice of receipt if made by first-class United States mail, with return receipt requested, and (d) upon  confirmation  if  made  by  telecopier.    Any  party  shall  have  the  right  to  change  its  address  for  notice hereunder to any other location within the continental United States by giving of notice to the other parties in the manner set forth hereinabove.

7.2          DELAY AND WAIVER; REMEDIES CUMULATIVE.   No failure or delay by Secured Party in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any  such  right  or power,  or any  abandonment  or discontinuance  of steps  to enforce  such  a right  or power, preclude  any other or further  exercise  thereof  or the exercise  of any other right or power.   Any waiver,  permit, consent  or approval  of any  kind  or character  on  the  part  of Secured  Party  of any  breach  or default  under  the Agreement or any waiver on the part of Secured Party of any provision or condition of this Agreement must be in writing and shall be effective only to the extent in such writing specifically  set forth.   No right, power or remedy herein conferred upon or reserved to Secured Party hereunder is intended to be exclusive of any other right, power or remedy,  and every such right, power and remedy  shall, to the extent permitted  by law, be cumulative  and in addition to every other right, power and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.    The assertion  or employment  of any right or remedy  hereunder,  or otherwise,  shall not prevent  the concurrent assertion or employment of any other appropriate right or remedy.   Resort to any or all security now or hereafter held by Secured Party may be taken concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken nonjudicial proceedings, or both.

7.3          ENTIRE AGREEMENT.   This Agreement and any agreement, document or instrument referred to  herein  integrate  all  the  terms  and  conditions  mentioned  herein  or  incidental  hereto  and  supersede  all  oral negotiations and prior writings in respect of the subject matter hereof.

7.4          GOVERNING  LAW.   This Agreement  shall be governed by and construed in accordance  with the laws of the State of California, exclusive of its conflict of laws rules.

7.5          SEVERABILITY.   In case any one or more of the provisions contained in this Agreement should be  invalid,  illegal  or  unenforceable  in  any  respect,  the  validity,  legality  and  enforceability  of  the  remaining provisions shall not in any way be affected or impaired thereby.

7.6          HEADINGS.     Paragraph   headings   have  been  inserted   in  this  Agreement   as  a  matter  of convenience  for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

7.7          WAIVER  OF  JURY  TRIAL.    THE  PARTIES  HEREBY  KNOWINGLY,  VOLUNTARILY, AND INTENTIONALLY  WAIVE  ANY RIGHTS  IT MAY HAVE  TO A TRIAL  BY JURY  IN RESPECT  OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT  OR  ANY  COURSE  OR  CONDUCT,  COURSE  OF  DEALING,  STATEMENTS  (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF SECURED PARTY.   THIS PROVISION IS A MATERIAL INDUCEMENT FOR SECURED PARTY TO MAKE THE LOAN.

7.8          CONSENT TO JURISDICTION.   Each party hereto agrees that any legal action or proceeding with respect to or arising out of this Agreement may be brought in or removed to the federal or state courts located in County of Los Angeles, California, as Secured Party may elect.   By execution and delivery of this Agreement, each  party  hereto  accepts,  for  themselves  and  in  respect  of  their  property,  generally  and  unconditionally,  the jurisdiction of the aforesaid courts.  Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned  courts in any manner permitted by law.  Nothing herein shall affect the right of Secured Party to bring legal action or proceedings in any other competent jurisdiction.  Each party hereto hereby waives any right to stay or dismiss any action or proceeding  under or in connection  with this Agreement  brought before the foregoing courts on the basis of forum non-conveniens.

7.9          SUCCESSORS  AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7.10        COUNTERPARTS.   This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties listed below, shall constitute a single binding agreement.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart thereof.

7.11        BENEFIT OF AGREEMENT.   Nothing in this Agreement, express or implied, shall give or be construed to give, any person other than the parties hereto and their respective successors, transferees and assigns any legal or equitable right, remedy or claim under this Agreement, or under any covenants and provisions of this Agreement, each such covenant and provision being for the sole benefit of the parties hereto and their respective successors, transferees and assigns.

7.12        AMENDMENTS  AND WAIVERS.   No amendment, modification, termination or waiver of any provision  of this Agreement  or consent to any departure  therefrom  shall be effective  unless the same shall be in writing and signed by each of the parties hereto.   Each amendment,  modification,  termination  or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

7.13      SURVIVAL OF AGREEMENTS.   The provisions regarding the payment of expenses and indemnification  obligations  shall survive and remain in full force and effect until terminated  pursuant  to Section 7.14 (unless reinstated pursuant to section 7.15).

7.14        RELEASE  AND  SATISFACTION.    Upon  the indefeasible  payment  (whether  in cash  and/or other  consideration  which  is satisfactory  to Secured  Party  in its sole  discretion)  and performance  in full of the Obligations,  (i) this Agreement  and the security  interests  created  hereby  shall  terminate  and Secured  Party  will return  the  Collateral,  including  all  documentation  evidencing  or  affecting  the  Collateral,  and  (ii)  upon  written request of Company, Secured Party shall execute and deliver to Company, at Company's expense and without representation or warranty by or recourse to Secured Party, releases and satisfactions of all financing statements, mortgages, notices of assignment and other registrations of security.

7.15        REINSTATEMENT.      This  Agreement   shall  continue  to  be  effective  or  be  automatically reinstated, as the case may be, if at any time any payment pursuant to this Agreement is rescinded or must otherwise be  restored  or  returned  upon  the  insolvency,  bankruptcy,  reorganization,  liquidation  of  Company  or  upon  the dissolution of, or appointment of any intervenor or conservator of, or trustee or similar official for, Company or any substantial part of Company's assets, or otherwise, all as though such payments had not been made.

7.16     LIMITATION  ON  DUTY  OF  SECURED  PARTY  WITH  RESPECT  TO  THE COLLATERAL.   The powers conferred on Secured Party hereunder are solely to protect its respective interests in the Collateral and shall not impose any duty on Secured Party or any of its designated agents to exercise any such powers.   Except  for the safe custody  of any Collateral  in its possession  and the accounting  for monies  actually received by it hereunder, Secured Party shall have no duty with respect to any Collateral and no implied duties or obligations  shall  be  read  into  this  Agreement  against  Secured  Party.    Secured  Party  shall  be  deemed  to  have exercised  reasonable  care in the custody  and preservation  of the Collateral  in its possession  if the Collateral  is accorded  treatment  that is substantially  equivalent  to that which Secured Party accords its own property, it being expressly   agreed,  to  the  maximum   extent  permitted   by  applicable   law,  that  Secured   Party  shall  have  no responsibility for (a) taking any necessary steps to preserve rights against any parties with respect to any Collateral or (b) taking any action to protect against any diminution in value of the Collateral, but, in each case, Secured Party may do so and all expenses reasonably incurred in connection therewith shall be part of the Obligations.

IN WITNESS  WHEREOF,  the undersigned  have executed  this Security Agreement  as of the date first above written.

Company:
CROWDGATHER, INC.
a Nevada corporation

By:
Sanjay Sabnani
Its: President

 [SECURED PARTY SIGNATURE PAGE TO AGREEMENT]

IN  WITNESS  WHEREOF,  the  undersigned  has  caused  this  Agreement  to  be  duly  executed  by  their respective authorized signatories as of the date first indicated above.

Name of Secured Party:

Signature of Authorized Signatory of Secured Party:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

EXHIBIT A DESCRIPTION OF COLLATERAL

All assets of CrowdGather,  Inc., a Nevada  corporation  referred  to herein  as the "Company",  which are specified below:

Digital Media Assets: All software, domain name, and member accounts and content hosted on the Company's servers or network, including but not limited to, Yuku.com, Lefora.com, Freeforums.org, and Forumer.com. All Company owned and operated apps and games including, but not limited to Mega Fame Casino.

Equipment:  All equipment means all goods, machinery, furniture, furnishings, fixtures, tools, supplies, motor vehicles and all other property used or useful in the business of the Company, now or hereafter owned or possessed or hereafter acquired by the Company, and including specifically (without limitation) all accessions thereto, all substitutions and replacements thereof, and all deposits made on any such equipment;

Deposit Accounts and Other Cash: All deposits and deposit accounts with any bank, savings and loan association, credit union or like organization, and all funds and amounts therein, and whether or not held in trust, or in custody or safekeeping, or otherwise restricted or designated for a particular purpose, and all other cash or marketable securities on hand, whether held in-vault or otherwise;

Receivables: Each and every right of the Company to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, or of a loan, out of the overpayment of taxes or other liabilities, or any other transaction or event, whether such right to payment is created, generated or earned by the Company or by some other person who subsequently transfers his, her or its interest to the Company, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and other security interests) which the Company may at any time have by law or agreement against any account debtor or other person obligated to make such payment or against any property of such account debtor or other persons including, but not limited to, all present and future accounts, contract rights, chattel paper, bonds, notes and other debt instruments, and rights to payment in the nature of general intangibles;

General Intangibles: All general intangibles of the Company whether now owned or hereafter acquired, including (without limitation) all general intangibles (as defined in the UCC); and

Securities: All securities, joint venture and other equity interests now owned or hereafter acquired by the Company.

The collateral shall include (i) all substitutes and replacements for and proceeds of any and all of the foregoing property, and in the case of all tangible collateral, all accessions, accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or use in connection with any such goods and (ii) all warehouse receipts, bills of lading and other documents of titles now or hereafter covering such goods.